                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 16, 2003

                             UNITED NATIONAL BANCORP
               (Exact name of registrant as specified in charter)

                                   New Jersey
         (State or other jurisdiction of incorporation or organization)

       000-16931                                          22-2894827
(Commission file number)                       (IRS employer identification no.)

1130 Route 22 East, Bridgewater, New Jersey                           08807-0010
 (Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (908) 429-2200





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Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit no.   Description
-----------   -----------
   99.1       Press Release, dated April 16, 2003.
   99.2       Supplemental Information

Item 9. Regulation FD Disclosure

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

     On April 16, 2003, the Registrant issued a press release reporting its results for its first quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

     On April 16, 2003, the Registrant also made certain supplemental information available. A copy of the supplemental information is attached as
Exhibit 99.2 to this report.


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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                            UNITED NATIONAL BANCORP


Dated: April 16, 2003          By: /s/ Thomas C. Gregor
                                   ---------------------------------------------
                                   Thomas C. Gregor, Chairman, President and
                                   Chief Executive Officer


Dated: April 16, 2003          By: /s/ Alfred J. Soles
                                   ---------------------------------------------
                                   Alfred J. Soles, Vice President and Treasurer (Principal Financial Officer)


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                                INDEX TO EXHIBITS

EXHIBIT NO.   DESCRIPTION
-----------   -----------
   99.1       Press Release dated April 16, 2003.
   99.2       Supplemental Information.